                                                                   EX-99.906CERT

                                  CERTIFICATION

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of TCW Galileo Funds, Inc. do hereby certify, to such officer's knowledge, that:

     The semi-annual report on Form N-CSR of TCW Galileo Funds, Inc. for the period ended April 30, 2003 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of TCW Galileo Funds, Inc.

Date: June 19, 2003

                                                     /s/ Alvin R. Albe, Jr.
                                                     ---------------------------
                                                     Alvin R. Albe, Jr.
                                                     Chief Executive Officer


                                                     /s/ David S. DeVito
                                                     ---------------------------
                                                     David S. DeVito
                                                     Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to TCW Galileo Funds, Inc. and will be retained by TCW Galileo Funds, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.